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                                                                      EXHIBIT 21

SUBSIDIARIES OF PREMIER NATIONAL BANCORP, INC.


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                             Jurisdiction of                 Name Under Which Subsidiary
Name of Subsidiary           Incorporation                   Conducts Business
------------------           -------------                   -----------------

Premier National Bank        United States                   Premier National Bank

Premier National
Investment Company, Inc.     Nevada                          Premier National Investment
                                                             Company, Inc.

Hudson Chartered Realty      New York                        Hudson Chartered Realty
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